UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 13, 2010

American Antiquities Incorporated
(Exact name of registrant as specified in its charter)

Illinois	333-130446	20-3191557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
Pet Airways Inc.
777 E. Atlantic Avenue, #C2-264
Delray Beach, FL 33483

(Address of principal executive offices)

(408) 248-6000

(Registrant's telephone number, including area code)
2531 Jackson Road, Suite 177
Ann Arbor, Michigan 48103

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This report amends the current report on Form 8-K filed on August 17, 2010 by amending and restating the disclosure contained in Item 4.01 as set forth below.  Except as set forth below we have not modified the prior filing.

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Pursuant to a recommendation from our board of directors, on August 13, 2010, we dismissed Cordovano and Honeck LLP, the independent registered principal accountants of our company.

During the company's two most recent fiscal years and subsequent interim period preceding the termination of Cordovano and Honeck LLP, there were no disagreements with Cordovano and Honeck LLP, which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cordovano and Honeck LLP, would have caused to make reference to the subject matter of the disagreements in connection with its reports. Cordovano and Honeck LLP, as our principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to our financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports of Cordovano and Honeck LLP, for the fiscal years ended October 31, 2009, and 2008 indicated conditions which raised substantial doubt about our ability to continue as a going concern.

We provided Cordovano and Honeck LLP, with a copy of this disclosure before its filing with the SEC. We requested that Cordovano and Honeck LLP, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter is attached as exhibit 16.1 to this current report.

On August 13, 2010 our board of directors approved and authorized the engagement of KBL LLP as our independent public accountants.

Prior to engaging KBL LLP on August 13, 2010, KBL LLP did not provide our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our independent registered public accounting firm from Cordovano and Honeck LLP, to KBL LLP.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

 (d)

Exhibits

Exhibit No.	Description

16.1	Letter from Cordovano and Honeck LLP, dated August 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 30, 2010

American Antiquities Incorporated

By:	/s/ Dan Wiesel
Name: Dan Wiesel
Title: CEO and President